                                                                    EXHIBIT 99.5

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 5, 2000, between Goldman Sachs Mortgage Company as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         Subject to the terms and conditions hereof, the Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Deutsche Bank Securities Inc., Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X, Class E, Class F and Class G Certificates to the Underwriters the Class S-MAC-1, Class S-MAC-2, Class S-MAC-3 and Class S-MAC-4 Certificates to Goldman, Sachs & Co. and the Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class S-AM Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to CIBC World Markets Corp. (in such capacity, an "Initial Purchaser"). The Class X, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class S-AM, Class S-MAC-1, Class S-MAC-2, Class S-MAC-3, Class S-MAC-4, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

         Subject to the terms and conditions hereof, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 14, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in December, 2000. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $215,107,249.65, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be calculated and paid pursuant to the Mortgage Loan Purchase Agreement dated September 28, 2000 between the Seller, as purchaser, and the Purchaser, as seller.

SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller by GMAC Commercial Mortgage Corporation. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

         (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (d) The Seller and the Purchaser intend the transfer of the Mortgage Loans hereunder to be a true sale by the Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with full control of the Mortgage Loans.

SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4. Representations, Warranties and Covenants of the Seller.

         (a) Reserved.

         (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                  (i) The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

                  (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
         (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

                  (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

                  (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6. Reserved.

SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

                  (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to
         Section 2;

                  (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

                  (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

                  (i) this Agreement duly executed and delivered by the Purchaser and the Seller;

                  (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

                  (iii) a certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

                  (iv) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

                  (v) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

                  (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

                  (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Seller; and

                  (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9. Reserved.

SECTION 10. Assignment of Supplemental Agreement.

         In connection with the transfer of the Mortgage Loans hereunder, the Seller hereby assigns to the Purchaser all of the Seller's right, title and interest in and to the Supplemental Agreement.

SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Goldman Sachs Mortgage Company, at 85 Broad Street, New York, New York 10004, Attention: Jay Strauss, facsimile no. (212) 902-4140 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12. Reserved.

SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17. Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18. Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

SECTION 19. Amendments

         (a) No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                               GOLDMAN SACHS MORTGAGE COMPANY,
                               a New York Limited Partnership


                               By: Goldman Sachs Real Estate Funding Corp., its General Partner


                               By: /s/
                                  -----------------------------------------
                               Name:  Robert Christie
                               Title: Vice President


                               GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                               By: /s/
                                  -----------------------------------------
                               Name:    David Lazarus
                               Title:   Vice President


Acknowledged and Agreed
with respect to Section 10:


GMAC COMMERCIAL MORTGAGE CORPORATION



By: /s/
   -----------------------------------
Name:  David Lazarus
Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GMACCM - GOLDMAN SACHS REPURCHASE FACILITY

    LOAN NUMBER                     LOAN NAME                                                          ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
       28450        Governor's Square Apartments                               520 P Street, 1451 3rd Street
       28997        Hillside Village Shopping Center                           6441 E. Mockingbird Lane
       28270        Courtyard by Marriott                                      2700 Hoppe Trail
       28491        TownePlace Suites by Marriott                              66 Zephyr Road
       28350        Bay Shore Retail Center                                    3845 Bayshore Road
       28493        Courtyard by Marriott                                      80 Northeast Loop 410
       28499        Courtyard by Marriott (MI)                                 1592 Mall Drive
       28497        Fairfield Inn by Marriott (TX)                             88 Northeast Loop 410
       29297        Amtech Systems Corporation Facility                        8600 Jefferson Street, NE
       28233        Bainbridge Self-Storage                                    9300 Sportsman Club Road NE
       27963        University Avenue Office Building                          7373 University Avenue
       27965        Congress Avenue Office Park I                              1760 N. Congress Avenue
       28267        El Camino Real Courtyards                                  250 El Camino Real
       28261        Arcadia Business Center                                    735 W. Duarte Road
       27964        Beach Professional Plaza                                   12362 Beach Boulevard
    01-1027968      2911 Florence Avenue Retail                                2911 Florence Avenue
    01-1027711      Parkview Professional Building                             1800 Rockaway Avenue
    01-1026840      Kendall Apartment Portfolio
   01-1026840-A     39th Street Apartments                                     975, 1005, 1015 39th Street
   01-1026840-B     Sutton Place Apartments                                    1832 - 1836 Sutton Court
   01-1026840-C     Winston Drive Apartments                                   3370 - 3400 Winston Drive
   01-1026840-D     25th Street Apartments                                     3902 25th Street
   01-1026840-E     Kennedy Drive Apartments                                   2005 - 2007 Kennedy Drive
   01-1026840-F     Loganwood Apartments                                       2104 18th Avenue
    01-1026670      Island Mall                                                1425 McCulloch Boulevard
    01-1025159      Highland Park Apartments                                   6622 - 6766 North Fessenden Street
    01-1026870      Ashley Apartment Building                                  4954 West Pine Boulevard
    01-1028013      Carlton Heights Apartments                                 8206 Bunche Drive
    01-1027426      Colonial Apartments                                        165 Pearl Street
    01-1027758      171 - 181 Market Street Office                             171 - 181 Market Street
    01-1027009      Hudson Place Apartments                                    5605, 5610, 5611, 5612 Hudson Street; 1517-1519
                                                                                 Matilda St.
    01-1025837      Greenville Shopping Center                                 2715 Traders Road
    01-1026872      Palmetto Medical Park                                      22023 State Road 7
    01-1024063      100 East Main Office                                       100 East Main Street and 101 East Water Street
    01-1027024      Patriot Self Storage                                       1144 Sigman Road
    01-1027879      374 South 5th Street Apartments                            374 South 5th Street
    01-1028782      367 South 5th Street Multifamily                           367 South 5th Street
    01-1028014      Fairfield Apartments                                       100 South Bowser Road
     991091618      Valley Creek Office Property                               8301, 8401, & 8501 Golden Valley Road
     11029238       Athens Promenade                                           3640-3660 Atlanta Highway
     991091621      Courtyard by Marriott - Orange                             136 Marsh Hill Road
     991091630      Porter Square Galleria                                     One Porter Square
     991091620      Courtyard by Marriott - Westborough                        3 Technology Drive
     991091256      Windover of Melbourne Apartments                           2255 Friday Court #225
     991091662      Park Colony Apartments                                     9127 N. Potter Road
     991091255      Windover Health Club Apartments                            5496 Fitness Circle
     11029222       The Willows Apartments                                     49330 Carlos Road
     11029255       Fowler Plaza                                               2301 East Fowler Avenue
     991091257      Windover Golden Pointe                                     2555 Friday Court #225
     11029223       Best Buy Mankato                                           1895 Adam Street
     991091254      Windover of Fort Pierce Apartments                         2476 Atlantis Drive
     991091657      Eckerd Drug/Children's Hospital                            2604 - 2606 Route 130 North
     991091632      Louis Brandman and Sons                                    173 Main Street and 10 Catherine Street
     991091631      Lansdale & Five Points Apartments                          2713, 2719 Azalea Gardens Rd & 1209-1213 Norview Ave
     991091666      Parkwood Square Shopping Center                            3010 Highway 30 West
     991091644      Descanso Plaza Apartments                                  11102 East 16th Avenue
     991091628      Wexford Apartments                                         430 Elm Street
     991091627      South Lamar Retail                                         2300 South Lamar Boulevard
     991091645      210-230 West Nyack Road                                    210 - 230 West Nyack Road
     991091650      Metacom Apartments                                         400R Metacom Avenue
     991091634      Oak Apartments                                             8904-8914 Temple Terrace Highway
     991091649      Metacom Retail                                             390 Metacom Avenue
     11029241       La Comercia                                                5805 Lyons Avenue
     991091658      15-17 Massasoit Avenue                                     15-17 Massasoit Avenue

                                                                                 INTEREST
                                                                                   RATE     RATE       ORIGINAL       CUT-OFF DATE
    LOAN NUMBER                 CITY                    STATE        ZIP CODE      (%)      TYPE     BALANCE ($)      BALANCE ($)
------------------------------------------------------------------------------------------------------------------------------------
       28450        Sacramento                       California        95814     8.08000    Fixed        19,600,000       19,556,631
       28997        Dallas                              Texas          75214     8.18000    Fixed        12,050,000       12,029,212
       28270        Round Rock                          Texas          78681     8.50000    Fixed         6,100,000        6,083,592
       28491        Williston                          Vermont         05495     8.75000    Fixed         5,200,000        5,185,037
       28350        Lower Township                   New Jersey        08204     8.21500    Fixed         5,100,000        5,094,598
       28493        San Antonio                         Texas          78216     8.56250    Fixed         4,400,000        4,385,061
       28499        Benton Harbor                     Michigan         49022     8.31250    Fixed         3,800,000        3,786,431
       28497        San Antonio                         Texas          78216     8.56250    Fixed         3,700,000        3,687,438
       29297        Albuquerque                      New Mexico        87113     8.09000    Fixed         3,500,000        3,496,165
       28233        Bainbridge Island                Washington        98110     8.75000    Fixed         3,200,000        3,194,811
       27963        La Mesa                          California        92041     8.20000    Fixed         1,685,000        1,682,107
       27965        West Palm Beach                    Florida         33409     8.20000    Fixed         1,340,000        1,337,700
       28267        Tustin                           California        92780     8.37500    Fixed         1,100,000        1,098,192
       28261        Arcadia                          California        91007     8.66000    Fixed         1,000,000          998,471
       27964        Stanton                          California        90680     8.20000    Fixed           950,000          948,369
    01-1027968      Los Angeles                      California        90255     8.67000    Fixed         4,650,000        4,641,273
    01-1027711      Hewlett                           New York         11557     8.43000    Fixed         3,765,000        3,755,960
    01-1026840                                                                   8.69000    Fixed         3,450,000        3,443,562
   01-1026840-A     Bettendorf                          Iowa           52722
   01-1026840-B     Bettendorf                          Iowa           52722
   01-1026840-C     Bettendorf                          Iowa           52722
   01-1026840-D     Moline                            Illinois         61265
   01-1026840-E     East Moline                       Illinois         61244
   01-1026840-F     Moline                            Illinois         61265
    01-1026670      Lake Havasu City                   Arizona         92083     9.06000    Fixed         2,480,000        2,475,119
    01-1025159      Portland                           Oregon          97203     8.28000    Fixed         2,000,000        1,994,979
    01-1026870      St. Louis                         Missouri         63108     8.20000    Fixed         2,000,000        1,995,716
    01-1028013      Dallas                              Texas          75243     8.75000    Fixed         1,960,000        1,955,735
    01-1027426      Seymour                          Connecticut       06483     8.08000    Fixed         1,700,000        1,696,238
    01-1027758      Paterson                         New Jersey        07505     8.57000    Fixed         1,342,000        1,339,900
    01-1027009      Dallas                              Texas          75206     8.12000    Fixed         1,200,000        1,196,844
    01-1025837      Greenville                          Texas          75402     8.64000    Fixed         1,160,000        1,157,388
    01-1026872      Boca Raton                         Florida         33428     8.50000    Fixed         1,000,000          998,030
    01-1024063      Charlottesville                   Virginia         22902     9.00000    Fixed           977,000          972,478
    01-1027024      Conyers                            Georgia         30012     8.75000    Fixed           955,000          951,204
    01-1027879      Brooklyn                          New York         11211     8.22000    Fixed           940,000          938,394
    01-1028782      Brooklyn                          New York         11211     8.22000    Fixed           723,000          721,765
    01-1028014      Richardson                          Texas          75081     9.25000    Fixed           640,000          638,819
     991091618      Golden Valley                     Minnesota        55427     8.73000    Fixed        14,000,000       13,947,530
     11029238       Athens                             Georgia         30606     8.24000    Fixed        13,300,000       13,286,010
     991091621      Orange                           Connecticut       06477     8.93000    Fixed        12,190,000       12,123,647
     991091630      Cambridge                       Massachusetts      02140     8.43000    Fixed         8,885,000        8,833,493
     991091620      Westborough                     Massachusetts      01581     8.93000    Fixed         8,630,000        8,583,025
     991091256      West Melbourne                     Florida         32904     8.16000    Fixed         6,820,000        6,805,233
     991091662      Des Plaines                       Illinois         60016     8.20000    Fixed         6,500,000        6,483,295
     991091255      Orlando                            Florida         32839     8.16000    Fixed         5,725,000        5,712,604
     11029222       Chesterfield Township             Michigan         48045     8.32000    Fixed         5,480,000        5,470,868
     11029255       Tampa                              Florida         33612     8.56000    Fixed         4,808,000        4,803,377
     991091257      West Melbourne                     Florida         32904     8.16000    Fixed         4,805,000        4,794,596
     11029223       Mankato                           Minnesota        56001     8.45000    Fixed         3,000,000        2,995,161
     991091254      Ft. Pierce                         Florida         34981     8.16000    Fixed         2,950,000        2,943,612
     991091657      Cinnaminson                      New Jersey        08077     8.62000    Fixed         2,242,000        2,236,920
     991091632      Norwalk                          Connecticut       06851     8.90000    Fixed         1,900,000        1,881,300
     991091631      Norfolk                           Virginia         23513     8.01000    Fixed         1,730,000        1,718,602
     991091666      Huntsville                          Texas          77340     8.78000    Fixed         1,500,000        1,495,877
     991091644      Aurora                            Colorado         80010     8.37000    Fixed         1,219,000        1,210,266
     991091628      Pottstown                       Pennsylvania       19464     8.11000    Fixed         1,100,000        1,095,911
     991091627      Austin                              Texas          78704     8.54000    Fixed         1,000,000          995,843
     991091645      West Nyack                        New York         10960     9.63000    Fixed           920,000          904,541
     991091650      Bristol                         Rhode Island       02809     8.67000    Fixed           800,000          798,215
     991091634      Tampa                              Florida         33637     8.57000    Fixed           790,000          786,737
     991091649      Bristol                         Rhode Island       02809     8.67000    Fixed           735,000          732,028
     11029241       Houston                             Texas          77020     8.90000    Fixed           665,000          664,045
     991091658      Bristol                         Rhode Island       02809     9.14000    Fixed           368,000          367,295

                        REMAINING                         ANTICIPATED
                         TERM TO                           REPAYMENT      DAY PAYMT       MONTHLY      ARD     CREDIT LEASE
    LOAN NUMBER      MATURITY (MOS.)     MATURITY DATE        DATE           DUE          PAYMENT     LOAN         LOAN
------------------------------------------------------------------------------------------------------------------------------
       28450               116             08/05/10                                   5     144,912     No          No
       28997               117             09/05/10                                   5      89,935     No          No
       28270               117             09/01/25         09/01/10                  1      49,119    Yes          No
       28491               117             09/01/25         09/01/10                  1      42,764    Yes          No
       28350               118             10/05/10                                   5      38,189     No          No
       28493               116             08/01/25         08/01/10                  1      35,616    Yes          No
       28499               116             08/01/25         08/01/10                  1      30,120    Yes          No
       28497               116             08/01/25         08/01/10                  1      29,949    Yes          No
       29297               118             10/05/10                                   5      25,902     No          No
       28233               118             10/05/10                                   5      26,309     No          No
       27963               117             09/05/10                                   5      12,600     No          No
       27965               117             09/05/10                                   5      10,020     No          No
       28267               117             09/05/10                                   5       8,361     No          No
       28261               117             09/05/10                                   5       7,803     No          No
       27964               117             09/05/10                                   5       7,104     No          No
    01-1027968             116             08/01/10                                   1      36,316     No          No
    01-1027711             115             07/01/10                                   1      28,763     No          No
    01-1026840             116             08/01/10                                   1      26,993     No          No
   01-1026840-A
   01-1026840-B
   01-1026840-C
   01-1026840-D
   01-1026840-E
   01-1026840-F
    01-1026670             115             07/01/10                                   1      20,062     No          No
    01-1025159             115             07/01/10                                   1      15,068     No          No
    01-1026870             116             08/01/10                                   1      14,955     No          No
    01-1028013              55             07/01/05                                   1      15,419     No          No
    01-1027426             116             08/01/10                                   1      12,569     No          No
    01-1027758             117             09/01/10                                   1      10,385     No          No
    01-1027009             115             07/01/10                                   1       8,906     No          No
    01-1025837             115             07/01/10                                   1       9,035     No          No
    01-1026872             116             08/01/10                                   1       7,689     No          No
    01-1024063             110             02/01/10                                   1       7,861     No          No
    01-1027024             115             07/01/10                                   1       7,851     No          No
    01-1027879             117             09/01/10                                   1       7,042     No          No
    01-1028782             117             09/01/10                                   1       5,416     No          No
    01-1028014              55             07/01/05                                   1       5,265     No          No
     991091618             112             04/01/10         04/01/10                  1     109,938    Yes          No
     11029238              118             10/01/10         10/01/10                  1      99,825    Yes          No
     991091621             113             05/01/25         05/01/10                  1     101,714    Yes          No
     991091630             109             01/01/10                                   1      67,878     No          No
     991091620             113             05/01/25         05/01/10                  1      72,009    Yes          No
     991091256             116             08/01/10                                   1      50,806     No          No
     991091662             115             07/01/10                                   1      48,604     No          No
     991091255             116             08/01/10                                   1      42,648     No          No
     11029222              117             09/01/10                                   1      41,439     No          No
     11029255              118             10/01/10                                   1      37,174     No          No
     991091257             116             08/01/10                                   1      35,795     No          No
     11029223              117             09/01/10                                   1      22,961     No          No
     991091254             116             08/01/10                                   1      21,976     No          No
     991091657             115             07/01/10                                   1      17,430     No          No
     991091632             113             05/01/10         05/01/10                  1      16,973    Yes          No
     991091631             113             05/01/10                                   1      13,364     No          No
     991091666             114             06/01/10                                   1      11,833     No          No
     991091644             112             04/01/10                                   1       9,709     No          No
     991091628             116             08/01/10                                   1       8,570     No          No
     991091627             115             07/01/10                                   1       8,079     No          No
     991091645             173             05/01/15                                   1       9,679     No          No
     991091650             115             07/01/10                                   1       6,248     No          No
     991091634             115             07/01/10                                   1       6,399     No          No
     991091649             115             07/01/10                                   1       6,003     No          No
     11029241              117             09/01/10                                   1       5,303     No          No
     991091658             115             07/01/10                                   1       2,998     No          No

                                                                                  BROKER    ADDITIONAL
                                                                                   STRIP     SERVICING      SERVICING
    LOAN NUMBER                              DEFEASANCE                            LOANS     FEE LOAN     FEE RATE (%)
-------------------------------------------------------------------------------------------------------------------------
       28450                         Lock/27_Defeasance/91_0%/2                                              0.0768
       28997                         Lock/26_Defeasance/93_0%/1                                              0.1268
       28270                         Lock/48_Defeasance/70_0%/2                                              0.1268
       28491                         Lock/47_Defeasance/71_0%/2                                              0.1268
       28350                         Lock/25_Defeasance/91_0%/4                                              0.1268
       28493                         Lock/35_Defeasance/82_0%/3                                              0.1268
       28499                         Lock/35_Defeasance/82_0%/3                                              0.1268
       28497                         Lock/35_Defeasance/82_0%/3                                              0.1268
       29297                         Lock/25_Defeasance/93_0%/2                                              0.1268
       28233                         Lock/25_Defeasance/93_0%/2                                              0.1268
       27963                         Lock/26_Defeasance/92_0%/2                                              0.1268
       27965                         Lock/26_Defeasance/92_0%/2                                              0.1268
       28267                         Lock/26_Defeasance/92_0%/2                                              0.1268
       28261                         Lock/26_Defeasance/92_0%/2                                              0.1268
       27964                         Lock/26_Defeasance/92_0%/2                                              0.1268
    01-1027968                       Lock/28_Defeasance/88_0%/4                                              0.1268
    01-1027711                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1026840                       Lock/28_Defeasance/88_0%/4                                              0.1268
   01-1026840-A
   01-1026840-B
   01-1026840-C
   01-1026840-D
   01-1026840-E
   01-1026840-F
    01-1026670                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1025159                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1026870                       Lock/28_Defeasance/88_0%/4                                              0.1268
    01-1028013                       Lock/29_Defeasance/27_0%/4                                              0.1268
    01-1027426                       Lock/28_Defeasance/88_0%/4                                              0.1268
    01-1027758                       Lock/27_Defeasance/89_0%/4                                              0.2518
    01-1027009                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1025837                       Lock/29_Defeasance/87_0%/4                                              0.2518
    01-1026872                       Lock/28_Defeasance/88_0%/4                                              0.2518
    01-1024063                       Lock/34_Defeasance/82_0%/4                                              0.2518
    01-1027024                       Lock/29_Defeasance/87_0%/4                                              0.2518
    01-1027879                       Lock/27_Defeasance/89_0%/4                                              0.2518
    01-1028782                       Lock/27_Defeasance/89_0%/4                                              0.2518
    01-1028014                       Lock/29_Defeasance/27_0%/4                                              0.2518
     991091618                       Lock/32_Defeasance/84_0%/4                                              0.0868
     11029238                        Lock/26_Defeasance/90_0%/4                                              0.0868
     991091621                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091630                       Lock/35_Defeasance/81_0%/4                                              0.0868
     991091620                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091256                       Lock/27_Defeasance/90_0%/3                                              0.0868
     991091662                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091255                       Lock/27_Defeasance/90_0%/3                                              0.0868
     11029222                        Lock/27_Defeasance/89_0%/4                                              0.0868
     11029255                        Lock/26_Defeasance/90_0%/4                                              0.0868
     991091257                       Lock/27_Defeasance/90_0%/3                                              0.0868
     11029223                        Lock/27_Defeasance/89_0%/4                                              0.0868
     991091254                       Lock/27_Defeasance/90_0%/3                                              0.0868
     991091657                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091632                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091631                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091666                       Lock/30_Defeasance/86_0%/4                                              0.0868
     991091644                       Lock/32_Defeasance/84_0%/4                                              0.0868
     991091628                       Lock/28_Defeasance/88_0%/4                                              0.0868
     991091627               Lock/48_5%/12_4%/12_3%/12_2%/12_1%/20_0%/4                                      0.0868
     991091645                      Lock/31_Defeasance/145_0%/4                                              0.0868
     991091650                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091634                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091649                       Lock/29_Defeasance/87_0%/4                                              0.0868
     11029241                        Lock/27_Defeasance/89_0%/4                                              0.0868
     991091658                       Lock/29_Defeasance/87_0%/4                                              0.0868

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan and, if a Loan Group is involved, the related Companion Loan, shall collectively consist of the following documents:

     (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C3, without recourse";

     (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by GMAC Commercial Mortgage Corporation ("GMACCM") to be a true and complete copy of the original thereof submitted or, in the case of assignments to GMACCM, to be submitted for recording;

     (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

     (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

     (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any;

     (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan or Companion Loan has been assumed;

     (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating (or a lender's title insurance policy commitment marked to show changes) that all conditions to the issuance of the policy have been satisfied;

     (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan or Companion Loan together with
            (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

     (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan or Companion Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

     (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

     (xiii) the related Ground Lease or a copy thereof, if any;

     (xiv) if the Mortgage Loan or Companion Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan or Companion Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan or Companion Loan;

     (xv) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

     (xvi) the original or a copy of any lockbox agreement or deposit account or similar agreement;

     (xvii) an original or a copy of any environmental insurance policies;

     (xviii)the original or a copy of any intercreditor agreement (including any Intercreditor Agreement relating to a Loan Group) with respect to the Mortgage Loan or Loan Group;

     (xix)  the original or a copy of any letter of credit, and

     (xx) any additional document required to be added to the Mortgage File pursuant to this Agreement;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

     Certificate of Officer of Goldman Sachs Mortgage Company (the "Seller")

         I,__________________________________, a ____________________________ of
the Seller, hereby certify as follows:

         The Seller is a limited partnership duly organized and validly existing under the laws of the State of New York.

         Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

     Name                         Office                     Signature
     ----                         ------                     ---------







         Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated December 5, 2000 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Seller, and/or the Mortgage Loan Purchase Agreement, dated December 5, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.


                                     C-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of December __, 2000.

                       By: ______________________________
                           Name:
                           Title:

         I, [name], [title], hereby certify that _____________________________
 is a duly elected or appointed, as the case may be, qualified and acting ____________________________ of the Seller and that the signature appearing above is his or her genuine signature.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as of December __, 2000.

                       By: ______________________________
                       Name:
                       Title:

                                     C-1-2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE OF THE SELLER

                  Certificate of Goldman Sachs Mortgage Company

         In connection with the execution and delivery by Goldman Sachs Mortgage Company (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this ______ day of December, 2000.

                         GOLDMAN SACHS MORTGAGE COMPANY

                                   By:  Goldman Sachs Real Estate Funding Corp.,
                                             its general partner
                                   Name:
                                   Title:


                                     C-2-1

                                   EXHIBIT C-3

                    FORM OF OPINION OF COUNSEL TO THE SELLER



December 5, 2000

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Fitch, Inc.

Moody's Investors Service, Inc.

LaSalle Bank National Association

         Re:      GMAC Commercial Mortgage Securities, Inc.,
                  Mortgage Pass-Through Certificates, Series 2000-C3
                  --------------------------------------------------

Ladies and Gentlemen:

         I am Counsel to Goldman Sachs Mortgage Company (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2000-C3 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer, LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent").

         Certain of the Mortgage Loans were purchased by the Depositor from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. In connection with the transactions described above, the Seller and GMACCM have entered into a Supplemental Agreement, dated as of December 5, 2000 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Seller to the Depositor of all of its right, title and interest in and to the Supplemental Agreement. The Mortgage Loan Purchase Agreement and the Supplemental Agreement are referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(e) of the Agreement.

                                     C-3-1

         In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

         In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

         Based upon the foregoing, I am of the opinion that:

         1. The Seller is duly formed and is validly existing as a limited partnership in good standing under the laws of the State of New York and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

         2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport or are construed to provide indemnification with respect to securities law violations.

         3. No consent, approval, authorization or order of a State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the

                                     C-3-2
transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

         4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any State of New York or federal statute or regulation or conflict with or result in a material breach or violation of any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                Very truly yours,




                                     C-3-3